AIG Retirement Company I
(formerly VALIC Company I)
Small-Mid Growth Fund
Supplement to the Prospectus dated October 1, 2007
Effective May 14, 2008, Robert Junkin, CPA, Kenneth J. Doerr, Lori S. Evans and Julian J. Johnson replaced Donald Bisson as the portfolio managers of the Small-Mid Growth team of the Small-Mid Growth Fund (the “Fund”). On such date, the co-lead portfolio managers of the Fund are Messrs. Junkin and Doerr and are assisted by Mses. Evans and Johnson. The members of Evergreen’s Small Cap Growth team that manage a portion of the Fund’s assets did not change.
Mr. Junkin, CPA, is a Managing Director and Senior Portfolio Manager with Evergreen’s Equity Management group. He has been with Evergreen or one of its predecessors since 2007. Previously, he served as a portfolio manager for John Hancock Financial Services from 2003 to March 2007 and as an investment analyst and portfolio manager for Pioneer Investments from 1997 through 2002. Mr. Doerr is a Director and Senior Equity Analyst with the Quantitative Research and Risk Management team of Evergreen’s Equity Management group. He has been with Evergreen or one of its predecessors since 2006. Previously, Mr. Doerr served as Founding Partner and CIO of Trilene Endeavour Partners from 2005 to 2006, as Portfolio Manager with 2100 Capital Group from 2004 to 2005 and as a Senior Vice President and Portfolio Manager with Putnam Investments from 2000 to 2003. Ms. Evans is a Director and Senior Analyst with the Small/Mid Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1988. Ms. Johnson is a Director and Senior Analyst with the Small/Mid Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1995.
Date: May 14, 2008